Janus Henderson Responsible International Dividend Fund
Schedule of Investments (unaudited)
March 31, 2025

	Shares	Value
Common Stocks – 91.1%
Banks – 8.9%
BNP Paribas SA	66,006	$5,496,639
Natwest Group PLC	681,845	3,994,070
Nordea Bank Abp	301,320	3,852,822
Resona Holdings Inc	550,700	4,767,081
		18,110,612
Beverages – 3.3%
Coca-Cola European Partners PLC	76,151	6,627,422
Building Products – 1.3%
Cie de Saint-Gobain	26,778	2,661,541
Capital Markets – 3.4%
CME Group Inc	7,693	2,040,876
Hong Kong Exchanges & Clearing Ltd	108,900	4,844,582
		6,885,458
Diversified Telecommunication Services – 4.4%
Deutsche Telekom AG	130,752	4,841,109
TELUS Corp	289,020	4,145,787
		8,986,896
Electrical Equipment – 4.2%
nVent Electric PLC	73,328	3,843,854
Schneider Electric SE	20,105	4,653,525
		8,497,379
Food Products – 3.1%
Nestle SA (REG)	60,905	6,160,562
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	21,481	1,930,283
Household Durables – 3.7%
Sony Corp	295,700	7,532,926
Industrial Conglomerates – 2.4%
Siemens AG	21,551	4,943,953
Insurance – 11.3%
AIA Group Ltd	762,000	5,760,304
Dai-ichi Life Holdings Inc	790,400	6,017,991
Swiss Re AG	24,415	4,145,282
Zurich Insurance Group AG	10,016	6,988,093
		22,911,670
Interactive Media & Services – 0.9%
Alphabet Inc - Class C	12,077	1,886,790
Machinery – 2.2%
Daimler Truck Holding AG	110,998	4,461,657
Media – 2.3%
Publicis Groupe SA	49,241	4,639,323
Multi-Utilities – 3.1%
National Grid PLC	486,166	6,332,705
Paper & Forest Products – 1.6%
UPM-Kymmene Oyj	121,041	3,248,285
Personal Products – 3.1%
Unilever PLC	105,574	6,287,983
Pharmaceuticals – 10.9%
AstraZeneca PLC	31,229	4,563,091
GSK PLC	109,412	2,089,254
Novartis AG	41,423	4,608,836
Roche Holding AG	18,529	6,093,759
Sanofi	43,200	4,786,537
		22,141,477
Professional Services – 3.9%
RELX PLC	157,484	7,888,087
Semiconductor & Semiconductor Equipment – 7.7%
ASML Holding NV	4,094	2,708,733
Infineon Technologies AG	58,877	1,944,211
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	37,564	6,235,624
Tokyo Electron Ltd	34,200	4,664,157
		15,552,725
Software – 5.6%
Microsoft Corp	10,539	3,956,235

	Shares	Value
Common Stocks – (continued)
Software – (continued)
Oracle Corp	18,690	$2,613,049
SAP SE	17,634	4,681,230
		11,250,514
Textiles, Apparel & Luxury Goods – 2.8%
Cie Financiere Richemont SA (REG)	32,017	5,592,252
Total Common Stocks (cost $151,318,057)		184,530,500
Preferred Stocks – 2.6%
Technology Hardware, Storage & Peripherals – 2.6%
Samsung Electronics Co Ltd (cost $6,286,666)	161,869	5,236,680
Investment Companies – 5.4%
Money Markets – 5.4%
Janus Henderson Cash Liquidity Fund LLC, 4.3210%ºº,£ (cost $10,980,406)	10,978,211	10,980,406
Total Investments (total cost $168,585,129) – 99.1%		200,747,586
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		1,797,128
Net Assets – 100%		$202,544,714

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
Switzerland	$33,588,784	16.7%
United States	29,340,747	14.6
Japan	22,982,155	11.5
France	22,237,565	11.1
United Kingdom	21,517,288	10.7
Germany	20,872,160	10.4
Netherlands	16,884,803	8.4
Hong Kong	10,604,886	5.3
Finland	7,101,107	3.5
Taiwan	6,235,624	3.1
South Korea	5,236,680	2.6
Canada	4,145,787	2.1
Total	$200,747,586	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 6/30/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 3/31/25	Ending Shares	Dividend Income
Investment Companies - 5.4%
Money Markets - 5.4%
Janus Henderson Cash Liquidity Fund LLC, 4.3210%ºº
	$5,998,093	$101,676,260	$(96,693,919)	$(28)	$-	$10,980,406	10,978,211	$277,666

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

ºº	Rate shown is the 7-day yield as of March 31, 2025.
£
The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2025.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Beverages	$6,627,422	$-	$-
Capital Markets	2,040,876	4,844,582	-
Diversified Telecommunication Services	4,145,787	4,841,109	-
Electrical Equipment	3,843,854	4,653,525	-
Health Care Equipment & Supplies	1,930,283	-	-
Interactive Media & Services	1,886,790	-	-
Semiconductor & Semiconductor Equipment	6,235,624	9,317,101	-
Software	6,569,284	4,681,230	-
All Other	-	122,913,033	-
Preferred Stocks	-	5,236,680	-
Investment Companies	-	10,980,406	-
Total Assets	$33,279,920	$167,467,666	$-

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2025 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-35-70261 05-25